SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 VIDEOLABS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                                 VIDEOLABS, INC.
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 29, 1997

TO THE SHAREHOLDERS OF VIDEOLABS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VideoLabs, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 29, 1997, at 4:00 p. m., local time, at the UMAGA Gift Mart, 10301 Bren Road W., Minnetonka, Minnesota 55343 for the following purposes:

         1. To elect four Directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent public accountants of the Company for the fiscal year ending December 31, 1997.

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 1, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a Proxy.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Jill R. Larson
                                   Jill R. Larson
                                   Secretary


Minneapolis, Minnesota
April ___, 1997



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                                 VIDEOLABS, INC.
                              --------------------

         PRELIMINARY PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 29, 1997

         The enclosed Proxy is solicited on behalf of the Board of Directors of VideoLabs, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, May 29, 1997, at 4:00 P.M., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the UMAGA Gift Mart, 10301 Bren Road W., Minnetonka, Minnesota 55343.

         The Company's principal executive offices are located at 10925 Bren Road East, Minneapolis, Minnesota 55343. The telephone number at that address is
(612) 988-0055.

         These Proxy solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended December 31, 1996 were mailed on or about April ___, 1997, to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on April 1, 1997, are entitled to notice of, and to vote at, the Annual Meeting. At the record date 3,134,948 shares of the Company's Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         The enclosed Proxy is solicited on behalf of the Board of Directors of the Company.

         Every shareholder voting for the election of Directors shall be entitled to one vote for each share of Common Stock standing in such shareholders name on the books of the Company for each Director separately on a non-cumulative basis. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

         Proxy statements delivered to brokers who are prohibited from exercising discretionary authority over beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes") will not be included in these vote totals. The Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for transaction of business, but will exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

         The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Secretary of the Company no later than _________, 1997, in order to be included in the Proxy soliciting material relating to that Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth as of March 15, 1997, certain information concerning those persons known to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock owned by all directors of the Company, individually; and all Directors and all executive officers of the Company as a group.

                                               SHARES BENEFICIALLY OWNED(1)
                                               ----------------------------
NAME                                           NUMBER            PERCENT(2)
----                                           ------            ----------
Ward C. Johnson                                538,000(3)          15.6%
4507 Moorland Avenue
Edina, Minnesota  55424-1158

Richard Craven                                 447,825(4)          12.98%
5200 Willson Road  Suite 200
Edina, Minnesota  55424-1343

John A. Collins                                 38,889(5)           1.12%
5555 West 78th Street
Bloomington, Minnesota  55435

James W. Hansen                                177,976(6)           5.16%
26 Hwy 96E
Dellwood, MN  55110

Douglas Clapp                                  310,000              8.99%
4312 Branson
Edina, Minnesota  55424

Perkins Capital Management, Inc.               291,150(8)           8.44%
730 East Lake Street
Wayzata, Minnesota 55391

Jill R. Larson                                  47,000(7)           *
14228 Shore Lane
Prior Lake, Minnesota  55372


All Directors and officers as a group
  (5 persons)                                1,249,690             34.86%
--------------------------------

*        Less than one percent (1%).

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by persons indicated based upon there being 3,134,948 Common Shares outstanding.

(2) Includes shares of Common Stock issuable upon the exercise of warrants or options. (See below for an analysis of management warrants and options.)

(3) Includes warrants owned by Mr. Johnson to purchase 30,000 shares of the Company's Common Stock.

(4) Includes warrants owned by Mr. Craven to purchase 87,301 shares of the Company's Common Stock and 3,000 shares of the Company's Common Stock and warrants to purchase 3,000 shares of the Company's Common Stock owned by Mr. Craven's children.

(5)      Includes warrants to purchase 5,556 shares of the Company's Common
         Stock.

(6)      Includes options to purchase 150,000 shares of the Company's Common
         Stock.

(7)      Includes options to purchase 47,000 shares of the Company's Common
         Stock.

(8) Includes sole voting power over 80,500 shares of the Company's Common Stock and sole dispositive power over 291,150 shares of the Company's Common Stock.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently has three (3) members. There is currently one vacancy on the Board of Directors. Four directors are to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy Holders will vote the Proxies received by them for the four nominees named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the Proxies shall be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the Proxy holders intend to vote all Proxies received by them in such a manner as will ensure the election of the nominees listed below. The term of office of each person elected as a Director will continue until the next Annual Meeting of the Shareholders and until his successor has been duly elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

         The following named persons have been nominated for election to the Company's Board of Directors:

            Name of Nominee         Age      Positions Held With The Company
            ---------------         ---      -------------------------------

            Ward C. Johnson         53       Director of the Company.

            Richard F. Craven       52       Director of the Company.

            John A. Collins         55       Director of the Company.

            James W. Hansen         42       Acting President, Treasurer and CEO
                                             Nominated as Chairman of the Board

         The Board of Directors recommends a vote FOR each nominee.

         Ward C. Johnson had been President, Treasurer and a Director of the Company since its inception. He retired as President and Treasurer as of November 1, 1996. He remains the Chairman of the Board of Directors. He holds a bachelor of science degree in chemical engineering from the University of Minnesota. From 1990 through 1992, he was president of Image-In, Inc., a distributor which developed image processing software. Mr. Johnson left Image-In, Inc. in February 1992. Image-In, Inc. filed for bankruptcy in April 1993. From 1980 through 1990, Mr. Johnson was President of Moniterm Corporation, a manufacturer of high resolution monitors and control boards.

         Richard F. Craven has been a Director of the Company since 1992. He holds a bachelor of science degree in business from the University of Minnesota. Mr. Craven has been in the real estate and insurance business since 1965, managing, owning and developing several business ventures. Mr. Craven is also a Director of RSI, Inc. See "Certain Transactions".

         John A. Collins has been a Director of the Company since 1992. He holds a bachelors degree in liberal arts from Regis College in Denver Colorado. From 1962 to 1981 Mr. Collins held various sales and sales management positions. In 1983, Mr. Collins founded Amcom Software, Inc. and is its President and Chief Executive Officer.

         James W. Hansen has been acting President, CEO and Treasurer of the Company since November 1996 and has been nominated to become chairman. Mr. Hansen holds bachelor degrees in Physiology and Physics Education from the University of Minnesota and an MBA in Finance from the University of St. Thomas. From 1979 - 1983 Mr. Hansen was a teacher and management consultant. From 1983 - 1986 he was a Vice President of the Apache Corporation, a NYSE traded oil and gas exploration company. From 1986 - 1992 he was a Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE traded financial services company. Since 1992 Mr. Hansen has served as an investor, Director, President or Vice President of several private companies in medical services and technology. He serves as a Director of Kinnard Investments, Inc. and Editek, Inc. both publicly traded companies and has taught in the MBA program at the University of St. Thomas since 1984.

OTHER OFFICERS AND SIGNIFICANT EMPLOYEES

         Jill R. Larson, age 30, has been Secretary of the Company since February 1994, and has been the Business Manager of the Company since its inception in July 1992 and most recently was promoted to Vice President of Administration. Ms. Larson holds an associate of applied science degree in business from Northland Community College. From 1988 through 1992 she was Business Manager for Foundation Publishing which developed a desktop publishing application and distributed other Macintosh software applications.

         Frank J. Broghammer, Chief Financial Officer left the employ of the Company in December 1996 but remains as a part-time consultant. Broghammer holds a BBA Degree from the State University of Iowa and is a registered CPA in the State of Iowa. Mr. Broghammer has previous experience as Chief Financial Officer of a publicly held company. During 1994 Broghammer acted as an independent accounting consultant for a number of small companies. From 1991 through 1993 Mr. Broghammer worked in the finance and factoring industry as account executive operating officer of National Trade Trust and Corporate Financers, Inc., respectively.

         Gary Campbell, Vice President of sales left the employ of the Company in December 1996 and has not been replaced at this time.

There is no family relationship between any director or officer of the Company.


BOARD MEETINGS AND COMMITTEES

         Ward C. Johnson serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of nine (9) meetings during the fiscal year ended December 31, 1996. No Director attended fewer than seventy-five (75%) percent of all such meetings of the Board of Directors and of the committees, if any, upon which such Director served.

         The Audit Committee consists of Messrs. Collins and Craven. The principal functions of the Audit Committee are to recommend engagement of the Company's independent public accountants, to consult with the such accountants concerning the scope of the audit, to review with them the results of their examination, to review and approve any major accounting policy changes affecting the Company and to review the Company's financial control procedures and personnel. The Audit Committee held 2 meetings during fiscal year 1996.

         The Compensation Committee currently consists of Messrs. Collins and Craven. The Compensation Committee held one meeting during fiscal year 1996. The function of the Compensation Committee is to make salary, bonus and compensation recommendations to the Board of Directors of the Company. The Board of Directors of the Company has developed a compensation philosophy for all employees. It is the Company's policy to have all employees serve as employees at will with no employment contracts and to set base salaries at the midpoint of a range determined by independent surveys for that position if the incumbent fully meets the experience and skills necessary for success in that position. Additional financial compensation is based on performance related to success factors set by the Company's Board of Directors annually. In 1997 additional compensation could be earned as a profit sharing award if the Company meets certain pretax return goals. No payments are made under the plan until shareholders attain a 6% pretax ROE. The plan then begins awarding increasing amounts to a pool shared with all employees as shareholder returns increase.

         Executives also participate in an additional plan based on annual objectives of the Company similar to the profit sharing plan with amounts ranging up to 50% of base compensation. Participants can be awarded qualified employee stock options to recognize long term contributions to the Company equal to 50% of base compensation annually. The total pool of qualified options is limited to 10% of outstanding shares.


COMPENSATION OF DIRECTORS

         On June 3, 1994, the Company's Board of Directors authorized payment to non-employee Directors of $50.00 per meeting.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by, or paid for all services rendered to the Company by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end, for services to the Company in all capacities during the three fiscal years ended December 31, 1996.

                                       Summary Compensation Table

                              Annual Compensation              Long Term Compensation Awards
                             ---------------------        ----------------------------------------
                                                             Other       Restricted   Options/SARs
Name and Principal           Fiscal                          Annual        Stock         No. of
        Position              Year   Salary      Bonus    Compensation     Awards        Shares
        --------              ----   ------      -----    ------------     ------        ------
James Hansen(1)               1996   $20,000       0            $0            0          150,000
 Acting President &
 Chief Executive Officer

Ward C. Johnson(2)            1996  $105,990       0        $5,000(3)         0                0
  Former President &          1995   $75,000       0        $6,000(3)         0                0
  Chief Executive Officer     1994   $75,000       0        $6,000(3)         0                0
                              1993   $66,462       0        $6,000(3)         0                0

     (1) Includes compensation received as part of a consulting agreement see "Employment Contracts and Compensatory Arrangements" for the interim period of November 1, 1996 to December 31, 1996.

     (2) Includes compensation received as part of an employment agreement and retirement agreement see "Employment Contracts and Compensatory Arrangements". Mr. Johnson was President and CEO for the interim period of January 1, 1996 to October 31, 1996.

     (3) Includes $360.00 monthly automobile allowance and $140.00 monthly entertainment and expense allowance which is used for country club membership.


INDIVIDUAL OPTIONS

There were 150,000 non-qualified stock options issued during 1996 to the Company's Acting President & Chief Executive Officer.

AGGREGATE OPTIONS EXERCISED AND HOLDINGS

         The following table sets forth certain information with respect to aggregate options exercised during 1996 and options held at the end of such year by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
                                                                                         Value of Unexercised
                                                         Number of Unexercised           In-The-Money Options
                             Shares                    Options at Fiscal Year End         at Fiscal Year End
                           Acquired on     Value       --------------------------     --------------------------
            Name            Exercise      Realized     Exercisable  Unexercisable     Exercisable  Unexercisable
            ----            --------      --------     -----------  -------------     -----------  -------------
James Hansen                       0           0         150,000                0             0                0


EMPLOYMENT CONTRACTS AND COMPENSATORY ARRANGEMENTS

                  In November of 1996 the Company entered into an agreement with The Hansen Company and James W. Hansen its principal, to provide executive leadership to the Company and to develop a strategic plan to optimize shareholder value. The agreement called for a minimum three month commitment ending February 15, 1997 and extended monthly thereafter at the mutual agreement of both parties. James Hansen received 150,000 non-qualified options at 13/16 as an inducement to provide services to the Company and The Hansen Company receives a retainer of $8,000 per month for services of a minimum of 24 hours per week as well as reimbursement of normal business expenses. Mr. Hansen has been nominated to become Chairman of the Board of Directors at the annual meeting and it is the Companies intention to enter into a part-time permanent employment agreement with Mr. Hansen following that action.

         In November of 1996 the Company entered into an agreement with Mr. Ward Johnson, its founder and President, to retire from active management and as an employee of the Company but to continue to provide advice and to serve as the Chairman until the annual meeting. The agreement calls for a decreasing monthly retainer over 17 months totaling $101,000. These payments may be offset by net revenues earned by Mr. Johnson in his development activities of certain projects abandoned by the Company, but continuing to be pursued by Mr. Johnson and new investors. Mr. Johnson has agreed to continue to provide continuing assistance to the Company during this time period.

         At the sole discretion of the Company Mr. Johnson may receive an additional payment from the Company if certain projects under his direction become viable products for the Company and the Company retains a right of first refusal on any related technologies developed by Mr. Johnson during the term of his retainer.

         The Company has an agreement with Mr. Frank Broghammer its former Chief Financial Officer to serve as a consultant on financial and operational matters for up to four hours per week. The agreement is for a six month period ending in May 1997 and may be extended by mutual agreement of both parties.


                              CERTAIN TRANSACTIONS

PURCHASES OF COMMON STOCK OF THE COMPANY

         In July 1992: (i) Mr. Ward C. Johnson purchased 540,000 shares of the Company's Common Stock for $5,400; (ii) Mr. Douglas Clapp purchased 360,000 shares of the Company's Common Stock for $3,600; (iii) Mr. Richard F. Craven purchased 266,667 shares of Common Stock and a warrant to purchase 44,444 shares of Common Stock at an exercise price of $1.50 for $400,444; (iv) Mr. John A. Collins purchased 33,333 shares of the Company's Common Stock and a warrant to purchase 5,556 shares of the Company's Common Stock at an exercise price of $1.50 for $50,055.

         In April 1993:; (i) Mr. Johnson purchased 17,858 Units (each unit consisting of one share of the Company's Common Stock and one warrant to purchase one share of the Company's Common Stock) for $50,003, and (ii) Mr. Craven purchased 17,857 Units for $50,000.

         In June 1993, Mr. Craven purchased 20,000 Units for $56,000. Effective October 1993, the Company granted options to purchase 7,000 shares of Common Stock to Jill R. Larson at $2.65 per share. Effective October 1994, the Company granted options to purchase 10,000 shares of Common Stock to Jill R. Larson at an exercise price of $3.13 per share.

         In February 1995 the Company granted options to purchase 10,000 shares of Common Stock to Frank J. Broghammer. In October 1995 the Company granted options to purchase shares of Common Stock to Frank J. Broghammer 15,000 shares, Jill Larson 10,000 shares and Gary Campbell 30,000 shares at an exercise price of $2.13 per share.

         In December 1996 the Company granted qualified options to purchase 20,000 share of Common Stock to Jill R. Larson at an exercise price of $0.8125. In December 1996 the Company granted 150,000 non-qualified options to James Hansen at an exercise price of $0.8125.


SALE OF ODYSSEY

         In 1993, the Company determined that it would be in the Company's best interest to sell the business operations of the Company's Odyssey division. The Company received an offer to purchase the assets of its Odyssey division from Rocket Science, Inc. ("RSI"), a Minnesota corporation founded by Richard Craven and in which he and Douglas Clapp are now shareholders, officers and directors. Mr. Craven and Mr. Clapp were also then directors of the Company as well. The Company received a fairness opinion from the Sheffield Group, Ltd., a Minneapolis-based investment banking firm, stating the proposed sale to RSI represented a fair and reasonable value for the assets to be sold. The Company's Counsel is also counsel to the Sheffield Group Limited. On December 23, 1993, the Board of Directors considered and approved the sale of the assets of the Company's Odyssey Division to RSI for $100,000, pursuant to a convertible note in the amount of $100,000, with interest at seven percent (7%) per annum, which is convertible, at the election of the Company, into 44,444 shares of RSI common stock. Neither Messrs. Craven or Clapp voted in connection with the Company's approval of this transaction. On December 30, 1993, the Company sold the assets of its Odyssey Division to RSI under the conditions of the purchase agreement and related documents approved by the Company's Board of Directors on December 23, 1993. RSI's note to the Company provided for monthly payments of interest at 7% per annum, a principal payment of $10,000 due on December 31, on each of the years 1995, 1996, and 1997, and the payment to the Company of the remaining principal and accrued and unpaid interest on December 31, 1998, and is secured by all the assets sold by the Company to RSI. As of December 31, 1994, the Company has received $7,000 of interest on this note.

In June, 1995, the Company exercised its conversion privilege on the note and converted the note to 88,888 shares of common stock of RSI, Inc. based on a 2:1 stock split of the RSI, Inc. Common stock. In July, 1995, the Company sold 25,000 shares of its holdings of RSI, Inc. Common stock. As a result of the above transactions the Company recorded a $95,000.00 gain on the conversion of the note, which had previously been carried on the books at a value of $5,000.00, and a gain on the sale of the 25,000 shares of RSI, Inc. common stock of $103,695.00. The Company sold the remaining 63,888 shares at a discount in May 1996 after receiving consent from the underwriter for a book profit of $230,354.

GUARANTEE

         During 1993, in order to induce the Company's bank to issue a letter of credit in the amount of $100,000 to purchase inventory from foreign manufacturers, Messrs. Johnson and Craven each personally guaranteed the Company's obligation to pay such letter of credit. In April 1993, Messrs. Johnson and Craven were each issued a warrant to purchase 5,000 shares of the Company's Common Stock at an exercise price of $2.65 in return for their personal guarantees of this bank letter of credit.

PURCHASE OF REAL ESTATE IN ROTTERDAM

         In 1994 the Company purchased a condominium in Rotterdam, The Netherlands for $137,579, for use by Company sales representatives. From September, 1994 through November 15, 1996, this condominium was occupied by Greg Craven, a former sales representative of the Company who is also the adult son of Richard F. Craven, a Director of the Company. Greg Craven is no longer employed by the Company. The condominium is for sale and listed with a Netherlands Real Estate Agent.

   COMPLIANCE OF OFFICERS AND DIRECTORS WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Security Dealers, Inc.. Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all section 16(a) forms that they file.

         Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with except that the year end Form 5 filings for Messrs. Johnson, Hansen and Larson were filed late.


                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On the recommendation of the Audit Committee, the Board of Directors has appointed Boulay, Heutmaker, Zibell & Co., P.L.L.P. independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that shareholders vote FOR ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         Boulay, Heutmaker, Zibell & Co., P.L.L.P. has audited the Company's financial statements since the Company was founded in 1992. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent according to their best judgment.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope which has been enclosed, at your earliest convenience.



                                                THE BOARD OF DIRECTORS

Dated:  April ____, 1997




                                 VIDEOLABS, INC.
                    10925 BREN ROAD EAST MINNETONKA, MN 55343

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned, having duly received the Notice of Annual Meeting and Proxy
Statement dated   , , hereby appoints James W. Hansen and Jill R. Larson proxies
(each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of VideoLabs, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of VideoLabs, Inc., to be held at 4:00 pm on Thursday, May 29, 1997, at the UMAGA Gift Mart, 10301 Bren Road West, Minnetonka, Minnesota, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE CONTRARY      TO VOTE FOR ALL NOMINEES LISTED
         BELOW):                                BELOW:

     (INSTRUCTION: to withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:)

     WARD C. JOHNSON    RICHARD F. CRAVEN    JOHN COLLINS    JAMES W. HANSEN

2. PROPOSAL TO RATIFY THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO. as the independent auditors for the Company for the fiscal year ending December 31, 1997.

                  [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


       (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)


                           (CONTINUED FROM OTHER SIDE)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 1 and for proposal 2.

PLEASE SIGN, DATE AND MAIL THIS PROXY STATEMENT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

Sign exactly as your name appears below, in the case of joint tenancy, both joint tenants must sign; fiduciaries please indicate title and authority.


                                        Dated:___________________________, 1997


                                        _______________________________________
                                                      Signature


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                                                      Signature